Exhibit 99.1
Sumo Logic Announces First Quarter Fiscal 2023 Financial Results
First quarter revenue grew 25% year-over-year to $67.9 million
First quarter ARR grew 27% year-over-year to $273.3 million

REDWOOD CITY, CA. — May 26, 2022 — Sumo Logic (NASDAQ: SUMO), the SaaS analytics platform to enable reliable and secure cloud-native applications, today announced financial results for the first quarter of its fiscal 2023 ended April 30, 2022.

“We started our fiscal year strong as we delivered 25% revenue growth in the first quarter. Escalating security threats are driving a healthy demand environment, and we remain well positioned with a unified platform that delivers both observability and security,” said Ramin Sayar, President and CEO of Sumo Logic. "The go-to-market changes we are making are underway, and customers are continuing to recognize the value of our differentiated SaaS analytics platform that ensures their applications are reliable and secure.”

First Quarter Fiscal 2023 Financial Highlights
•Revenue was $67.9 million, an increase of 25% year-over-year
•Annual Recurring Revenue ("ARR") was $273.3 million, an increase of 27% year-over-year
•GAAP gross margin was 64%; non-GAAP gross margin was 70%
•GAAP operating loss was $34.8 million; GAAP operating margin was (51)%
•Non-GAAP operating loss was $15.4 million; non-GAAP operating margin was (23)%
•GAAP net loss was $34.8 million or $0.30 per share
•Non-GAAP net loss was $15.3 million or $0.13 per share
•Net cash used in operating activities was $1.4 million; free cash flow was $(2.0) million
•Cash and cash equivalents and marketable securities were $358.9 million as of April 30, 2022

Recent Highlights
•Released the OpenTelemetry Distro Collector which is designed to simplify and democratize the collection of logs, metrics, traces, and metadata from modern cloud applications, and establishes OpenTelemetry as its future standard to collect all machine data.
•Released the Sensu Integration Catalog which is a self-service marketplace featuring over 40 turn-key integrations.
•Announced support for the AWS for Games initiative for Amazon Web Services to accelerate digital gaming at scale.
•Appointed Tej Redkar as Chief Product Officer, Sophie Kitson as Chief Human Resources Officer, and John D. Harkey, Jr. to our Board of Directors.

Financial Outlook
For the second quarter of fiscal 2023, Sumo Logic expects:
•Total revenue between $71.0 million and $72.0 million, representing 21% to 22% growth year over year
•Non-GAAP operating margin of (24)% to (23)%
•Non-GAAP net loss per share of $0.15 on approximately 116.0 million weighted average shares outstanding
For the full fiscal year 2023, Sumo Logic expects:
•Total revenue between $289.0 million and $292.0 million, representing 19% to 21% growth year over year
•Non-GAAP operating margin of (25)% to (24)%
•Non-GAAP net loss per share of $0.64 to $0.62 on approximately 116.5 million weighted average shares outstanding
These statements are forward-looking and actual results may differ materially. Please refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.
Guidance for non-GAAP financial measures excludes stock-based compensation expense and related employer payroll taxes, amortization of acquired intangible assets, acquisition-related expenses, and expenses related to a cooperation agreement. We have not provided the most directly comparable GAAP measures because certain items are out of our control or cannot be reasonably predicted.

Accordingly, a reconciliation for forward-looking non-GAAP operating loss and non-GAAP net loss per share is not available without unreasonable effort. Refer to Non-GAAP Financial Measures below.

Conference Call Details
The company will host a conference call and live webcast on Thursday, May 26, 2022, at 1:30 p.m. Pacific time (4:30 p.m. Eastern time). The news release with the financial results will be accessible on Sumo Logic’s investor relations website at investor.sumologic.com prior to the conference call. To access the conference call, dial (877) 407-0784 from the United States or (201) 689-8560 internationally and reference the company name and conference title. Following the completion of the call, a replay will be available for approximately two weeks. The replay can be accessed by dialing (844) 512-2921 from the United States or (412) 317-6671 internationally and using the recording passcode 13729960. A live webcast and replay of the conference call can also be accessed from the Sumo Logic Investor Relations website at investor.sumologic.com.

Supplemental Financial and Other Information
Supplemental financial and other information can be accessed through Sumo Logic’s investor relations website at investor.sumologic.com. Sumo Logic uses the investor relations section on its website as the means of complying with its disclosure obligations under Regulation FD. Accordingly, we recommend that investors should monitor Sumo Logic’s investor relations website in addition to following Sumo Logic’s press releases, SEC filings and social media.

Non-GAAP Financial Measures
In addition to our financial information presented in accordance with GAAP, we believe the following non-GAAP financial measures are useful in evaluating our operating performance. We use the following non-GAAP financial measures, collectively, to evaluate our ongoing operations and for internal planning and forecasting purposes, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies, and to communicate with our board of directors concerning our financial performance. We believe that non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, may be helpful to investors because they provide consistency and comparability with past financial performance and meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. The non-GAAP financial measures are presented for supplemental informational purposes only, have limitations as analytical tools, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP and may be different from similarly-titled non-GAAP financial measures used by other companies. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business, which it includes in press releases announcing quarterly financial results, including this press release.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share: We define these non-GAAP financial measures as their respective GAAP measures, excluding stock-based compensation expense and related employer payroll taxes, amortization of acquired intangible assets, acquisition-related expenses, and expenses related to a cooperation agreement. We use these non-GAAP financial measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies, and to communicate with our board of directors concerning our financial performance.
Free cash flows: We define free cash flow as cash used in operating activities less purchases of property and equipment and capitalized internal-use software costs. We believe free cash flow is a useful indicator of liquidity that provides our management, board of directors, and investors with information about our future ability to generate or use cash to enhance the strength of our balance sheet and further invest in our business and pursue potential strategic initiatives.
Please see the reconciliation tables at the end of this release for the reconciliation of GAAP and non-GAAP results.

Forward-Looking Statements
This press release contains express and implied forward-looking statements including but not limited to, statements regarding our GAAP and non-GAAP guidance for the second fiscal quarter and full fiscal year 2023, the expected benefits of hiring new executives and expectations regarding the benefits of our offerings, our growth strategy and investments, our market opportunity, the potential impact of the macro environment, and our ability to achieve success. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to our ability to realize the anticipated benefits from our acquisitions, our ability to achieve and maintain future profitability, our ability to attract new customers and retain and sell additional functionality and services to our existing customers, our ability to sustain and manage our growth, our ability to successfully add new features and functionality to our platform, our ability to compete effectively in an increasingly competitive market, and general market, political, economic, and business conditions, including the impact of COVID-19, and other risks detailed in our Annual Report on Form 10-K for the year ended January 31, 2022, filed with the Securities and Exchange Commission (SEC) on March 14, 2022, and other filings and reports that we may file from time to time with the SEC. Additional information will be made available in our Quarterly Report on Form 10-Q for the quarter ended April 30, 2022 that will be filed with the SEC, which should be read in conjunction with this press release and the financial results included herein.
Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent our views as of the date of this press release. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release. We anticipate that subsequent events and developments could cause our views to change. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

About Sumo Logic
Sumo Logic, Inc. (NASDAQ: SUMO), empowers the people who power modern, digital business. Through its SaaS analytics platform, Sumo Logic enables customers to deliver reliable and secure cloud-native applications. The Sumo Logic Continuous Intelligence Platform™ helps practitioners and developers ensure application reliability, secure and protect against modern security threats, and gain insights into their cloud infrastructures. Customers around the world rely on Sumo Logic to get powerful real-time analytics and insights across observability and security solutions for their cloud-native applications. For more information, visit www.sumologic.com.
For more information, please contact:

Investor Relations Contact
Bryan Liberator
IR@sumologic.com
Media Contact
Carmen Harris
charris@sumologic.com

Sumo Logic, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended April 30,
	2022	2021
Revenue	$67,855	$54,219
Cost of revenue	24,145	15,395
Gross profit	43,710	38,824
Operating expenses:
Research and development	26,253	20,443
Sales and marketing	35,290	30,278
General and administrative	16,996	14,573
Total operating expenses	78,539	65,294
Loss from operations	(34,829)	(26,470)
Interest and other income (expense), net	631	(16)
Interest expense	(29)	(86)
Loss before provision for income taxes	(34,227)	(26,572)
Provision for income taxes	523	342
Net loss	$(34,750)	$(26,914)

Net loss per share, basic and diluted	$(0.30)	$(0.26)

Weighted-average shares used to compute net loss per share, basic and diluted	114,324	104,033

Sumo Logic, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	April 30, 2022	January 31, 2022
Assets
Current assets:
Cash and cash equivalents	$79,737	$79,986
Marketable securities, current	228,406	210,645
Accounts receivable, net	48,690	49,451
Prepaid expenses	9,823	9,792
Deferred sales commissions, current	17,524	17,110
Other current assets	2,837	2,865
Total current assets	387,017	369,849
Marketable securities, noncurrent	50,777	65,866
Property and equipment, net	4,944	4,960
Operating lease right-of-use assets	5,041	6,110
Goodwill	93,603	94,967
Acquired intangible assets, net	21,881	26,221
Deferred sales commissions, noncurrent	31,579	32,689
Other assets	1,106	1,469
Total assets	$595,948	$602,131
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$9,920	$7,755
Accrued expenses and other current liabilities	24,966	25,425
Operating lease liabilities, current	4,614	4,619
Deferred revenue, current	142,583	131,329
Total current liabilities	182,083	169,128
Operating lease liabilities, noncurrent	1,157	2,346
Deferred revenue, noncurrent	6,141	5,944
Other liabilities	5,570	5,744
Total liabilities	194,951	183,162
Stockholders’ equity:
Common stock	12	11
Additional paid-in-capital	964,761	944,447
Accumulated other comprehensive loss	(7,870)	(4,333)
Accumulated deficit	(555,906)	(521,156)
Total stockholders’ equity	400,997	418,969
Total liabilities and stockholders’ equity	$595,948	$602,131

Sumo Logic, Inc.
Condensed Consolidated Statement of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended April 30,
	2022	2021
Cash flows from operating activities
Net loss	$(34,750)	$(26,914)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,283	2,044
Amortization of deferred sales commissions	4,631	3,401
Amortization (accretion) of marketable securities purchased at a premium (discount)	790	566
Stock-based compensation, net of amounts capitalized	13,277	12,133
Non-cash operating lease cost	1,055	1,062
Other	(162)	23
Changes in operating assets and liabilities
Accounts receivable	757	837
Prepaid expenses	(37)	592
Other assets	180	1,144
Deferred sales commissions	(3,934)	(5,658)
Accounts payable	2,181	1,383
Accrued expenses and other current liabilities	(164)	(1,295)
Deferred revenue	11,451	9,177
Operating lease liabilities	(1,156)	(1,134)
Other liabilities	166	(80)
Net cash used in operating activities	(1,432)	(2,719)
Cash flows from investing activities
Purchases of marketable securities	(51,683)	(267,548)
Maturities of marketable securities	41,022	1,558
Sales of marketable securities	5,920	—
Purchases of property and equipment	(371)	(247)
Capitalized internal-use software costs	(187)	—
Net cash used in investing activities	(5,299)	(266,237)
Cash flows from financing activities
Payments of deferred offering costs	—	(93)
Proceeds from exercise of common stock options	6,954	8,019
Net cash provided by financing activities	6,954	7,926
Effect of exchange rate changes on cash and cash equivalents	(472)	(9)
Change in cash and cash equivalents and restricted cash	(249)	(261,039)
Cash and cash equivalents and restricted cash:
Beginning of period	80,286	404,440
End of period	$80,037	$143,401

Sumo Logic, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended April 30,
	2022	2021
Reconciliation of gross profit and gross margin
GAAP gross profit	$43,710	$38,824
Add: Stock-based compensation and related employer payroll taxes	316	173
Add: Amortization of acquired intangible assets	3,559	1,537
Add: Acquisition-related expenses	81	—
Non-GAAP gross profit	$47,666	$40,534
GAAP gross margin	64%	72%
Non-GAAP gross margin	70%	75%

Reconciliation of operating expenses
GAAP research and development	$26,253	$20,443
Less: Stock-based compensation and related employer payroll taxes	(6,554)	(4,858)
Less: Acquisition-related expenses	(292)	—
Non-GAAP research and development	$19,407	$15,585

GAAP sales and marketing	$35,290	$30,278
Less: Stock-based compensation and related employer payroll taxes	(2,917)	(3,722)
Less: Amortization of acquired intangible assets	(150)	—
Less: Acquisition-related expenses	(101)	—
Non-GAAP sales and marketing	$32,122	$26,556

GAAP general and administrative	$16,996	$14,573
Less: Stock-based compensation and related employer payroll taxes	(3,759)	(4,188)
Less: Acquisition-related expenses	—	(1,216)
Less: Expenses related to a cooperation agreement	(1,720)	—
Non-GAAP general and administrative	$11,517	$9,169

Reconciliation of operating loss and operating margin
GAAP loss from operation	$(34,829)	$(26,470)
Add: Stock-based compensation and related employer payroll taxes	13,546	12,941
Add: Amortization of acquired intangible assets	3,709	1,537
Add: Acquisition-related expenses	474	1,216
Add: Expenses related to a cooperation agreement	1,720	—
Non-GAAP operating loss	$(15,380)	$(10,776)
GAAP operating margin	(51)%	(49)%
Non-GAAP operating margin	(23)%	(20)%

Reconciliation of net loss
GAAP net loss	$(34,750)	$(26,914)
Add: Stock-based compensation and related employer payroll taxes	13,546	12,941
Add: Amortization of acquired intangible assets	3,709	1,537
Add: Acquisition-related expenses	474	1,216
Add: Expenses related to a cooperation agreement	1,720	—
Non-GAAP net loss	$(15,301)	$(11,220)
GAAP net loss per share	$(0.30)	$(0.26)
Non-GAAP net loss per share	$(0.13)	$(0.11)
Weighted average shares outstanding, basic and diluted	114,324	104,033

Sumo Logic, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures (Continued)
(in thousands)
(unaudited)

	Three Months Ended April 30,
	2022	2021
Reconciliation of cash used in operating activities to free cash flow
GAAP cash used in operating activities	$(1,432)	$(2,719)
Less: Purchases of property and equipment	(371)	(247)
Less: Capitalized internal-use software costs	(187)	—
Free cash flow	$(1,990)	$(2,966)